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                      NEW ENGLAND LIFE INSURANCE COMPANY
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                (617) 578-2000

                         ZENITH SURVIVORSHIP LIFE PLUS

                       Supplement dated January 5, 2001
                                      to
                         Prospectus dated May 1, 2000

For Policies issued in Florida, the following special provisions apply:

1. You can exchange this Policy, while it is in force and before the younger insured's age 100, for a new policy that provides Survivorship Paid-Up Insurance. Survivorship Paid-Up Insurance will be provided by using the net cash value of the Policy as a net single premium at the age of the younger insured on the date of the exchange. Survivorship Paid-Up Insurance is permanent fixed life insurance with no further premiums due. The face amount of the new policy for Survivorship Paid-Up Insurance may be less than the face amount of this Policy.

2. You may select only the cash value accumulation test as the tax law test that will apply to the death benefit under the Policy.

3. Unless the Policy is protected by the three year Monthly Minimum Premium guarantee, if the net cash value on the first day of a policy month is zero or less, we will mail a premium notice to you at your address on record with us. If the Amount Due remains unpaid, a 31-day grace period in which to make the premium payment will begin on the following Monthly Deduction due date. The Amount Due is the lesser of: a premium large enough to restore the net cash value sufficiently to cover the Monthly Deduction due and all deductions from the premium; and a premium large enough to meet the three year Monthly Minimum Premium test. We will tell you the Amount Due. You have insurance coverage during the grace period, but if the second insured dies before you have paid the premium, we deduct from the death proceeds, the Amount Due for the period before the date of death. If you have not paid the Amount Due by the end of the 31-day grace period, your Policy will lapse without value.

Please read this supplement and retain it with your prospectus for reference.



VL-156-01